UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 26, 2012

EXACT SCIENCES CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	000-32179	02-0478229
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

441 Charmany Drive

Madison, WI 53719

(Address of Principal Executive Offices)(Zip Code)

Registrant’s telephone number, including area code:  (608) 284-5700

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07                                           Submission of Matters to a Vote of Security Holders.

On July 26, 2012, Exact Sciences Corporation (the “Company”) held its 2012 Annual Meeting of Stockholders. The certified results of the matters voted upon at the meeting, which are more fully described in the Company’s Proxy Statement for the 2012 Annual Meeting of Stockholders of the Company as filed with the Securities and Exchange Commission on April 30, 2012, are as follows:

The Company’s stockholders elected the two nominees to the Company’s Board of Directors to serve for three year terms as Class III directors, with the votes cast as follows:

Director Name	For	Withheld	Broker Non-Votes
Sally W. Crawford	15,731,092	12,192,114	21,145,230
Daniel J. Levangie	17,385,344	10,537,862	21,145,230

The Company’s stockholders approved, on an advisory basis, the compensation paid to the Company’s named executive officers, with votes cast as follows:

For	Against	Abstain	Broker Non-Votes
25,357,650	2,517,855	47,671	21,145,260

The Company’s stockholders ratified the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for 2012, with votes cast as follows:

For	Against	Abstain
48,810,741	155,033	102,632

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXACT SCIENCES CORPORATION

Date: July 26, 2012	By:	/s/ Maneesh Arora
Maneesh Arora
Chief Operating Officer and Chief
Financial Officer